UACSC 98-D
                        UNION ACCEPTANCE CORPORATION
                                 (Servicer)
                            MONTH ENDING 11/30/98

PRINCIPAL BALANCE RECONCILIATION                                       D O L L A R S
                                                  CLASS A-1      CLASS A-2        CLASS A-3        CLASS A-4        CLASS A-5
                                                -------------    -------------   -------------    -------------   -------------
Original Principal Balance                      58,925,000.00    60,250,000.00   75,800,000.00    36,450,000.00   44,488,594.18
Beginning Period Principal Balance              58,925,000.00    60,250,000.00   75,800,000.00    36,450,000.00   44,488,594.18
Principal Collections - Scheduled Payments       3,180,054.76             0.00            0.00             0.00            0.00
Principal Collections - Payoffs                  7,146,087.54             0.00            0.00             0.00            0.00
Principal Withdrawal from Payahead                       0.00             0.00            0.00             0.00            0.00
Gross Principal Charge Offs                         26,609.22             0.00            0.00             0.00            0.00
Repurchases                                              0.00             0.00            0.00             0.00            0.00
                                                -------------    -------------   -------------    -------------   -------------
Ending Balance                                  48,572,248.48    60,250,000.00   75,800,000.00    36,450,000.00   44,488,594.18
                                                =============    =============   =============    =============   =============


Certificate Factor                                  0.8243063        1.0000000       1.0000000        1.0000000       1.0000000
Pass Through Rate                                      5.3630%          5.6250%         5.7500%           5.810%          5.960%


PRINCIPAL BALANCE RECONCILIATION                                       NUMBERS
                                                   TOTAL CLASS A's
                                                   --------------      ------
Original Principal Balance                         275,913,594.18      19,733
Beginning Period Principal Balance                 275,913,594.18      19,733
Principal Collections - Scheduled Payments           3,180,054.76
Principal Collections - Payoffs                      7,146,087.54         516
Principal Withdrawal from Payahead                           0.00
Gross Principal Charge Offs                             26,609.22           1
Repurchases                                                  0.00
                                                   --------------      ------
Ending Balance                                     265,560,842.66      19,216
                                                   ==============      ======


Certificate Factor                                      0.9624783
Pass Through Rate                                          5.6818%

CASH FLOW RECONCILIATION

Principal Wired                                               10,335,497.50
Interest Wired                                                 1,723,946.88
Withdrawal from Payahead Account                                       0.00
Repurchases (Principal and Interest)                                   0.00
Charge Off Recoveries                                                380.92
Interest Advances                                                 22,282.60
Certificate Account Interest Earned                               17,812.34
Spread Account Withdrawal                                              0.00
Class A Policy Draw for Class A Principal or Interest                  0.00
                                                             --------------

Total Cash Flow                                               12,099,920.24
                                                             ==============


TRUSTEE DISTRIBUTION  (12/08/98)

Total Cash Flow                                               12,099,920.24
Unrecovered Advances on Defaulted Receivables                          0.00
Servicing Fee (Due and Unpaid)                                         0.00
Interest to Class A-1 Certificateholders                         219,454.70
Interest to Class A-2 Certificateholders                         235,351.56
Interest to Class A-3 Certificateholders                         302,673.61
Interest to Class A-4 Certificateholders                         147,065.63
Interest to Class A-5 Certificateholders                         184,133.35
Principal to Class A-1 Certificateholders                     10,352,751.52
Principal to Class A-2 Certificateholders                              0.00
Principal to Class A-3 Certificateholders                              0.00
Principal to Class A-4 Certificateholders                              0.00
Principal to Class A-5 Certificateholders                              0.00
Insurance Premium                                                 29,368.09
Interest Advance Recoveries from Payments                              0.00
Unreimbursed draws on Class A's Policy for
     Class A Principal or  Interest                                    0.00
Deposit to Payahead                                               11,597.99
Certificate Account Interest to Servicer                          17,812.34
Payahead Account Interest to Servicer                                  0.00
Excess                                                           599,711.45
                                                             --------------

Net Cash                                                               0.00
                                                             ==============

Servicing Fee Retained from Interest Collections                 137,956.80

SPREAD ACCOUNT RECONCILIATION


Original Balance                                                       0.00
Beginning Balance                                                      0.00
Trustee Distribution of Excess                                   599,711.45
Interest Earned                                                        0.00
Spread Account Draws                                                   0.00
Reimbursement for Prior Spread Account Draws                           0.00
Distribution of Funds to Servicer                                      0.00
                                                             --------------
Ending Balance                                                   599,711.45
                                                             ==============

Required Balance                                               4,138,703.91


FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION

Original Balance                                              12,416,111.74
Beginning Balance                                             12,416,111.74
Reduction Due to Spread Account                                (599,711.45)
Reduction Due to Principal Reduction                           (465,873.82)
                                                             --------------
Ending Balance                                                11,350,526.47
                                                             ==============

First Loss Protection Required Amount                         11,350,526.47
First Loss Protection Fee %                                           2.00%
First Loss Protection Fee                                         19,332.24


POLICY  RECONCILIATION


Original Balance                                             275,913,594.18
Beginning Balance                                            275,913,594.18
Draws                                                                  0.00
Reimbursement of Prior Draws                                           0.00
                                                             --------------
Ending Balance                                               275,913,594.18
                                                             ==============

Adjusted Ending Balance Based Upon Required Balance          266,187,766.86
                                                             ==============
Required Balance                                             266,187,766.86


PAYAHEAD RECONCILIATION


Beginning Balance                                                      0.00
Deposit                                                           11,597.99
Payahead Interest                                                      0.00
Withdrawal                                                             0.00
                                                             --------------
Ending Balance                                                    11,597.99
                                                             ==============

CURRENT DELINQUENCY
                                           GROSS
     # PAYMENTS DELINQUENT    NUMBER      BALANCE        PRINCIPAL    INTEREST
                              ------    ------------     ---------    ---------
1 Payment                       178     1,901,036.12     29,295.33    23,288.56
2 Payments                        4        27,704.77      1,273.62       670.20
3 Payments                        0             0.00          0.00         0.00
                                ---     ------------     ---------    ---------
Total                           182     1,928,740.89     30,568.95    23,958.76
                                ===     ============     =========    =========

Percent Delinquent            0.947%           0.726%




DELINQUENCY RATE (60+)
                                                     RECEIVABLE
                                   END OF PERIOD     DELINQUENCY
   PERIOD             BALANCE      POOL BALANCE         RATE
   ------             -------      ------------         ----
Current              27,704.77    265,560,842.66        0.01%
1st Previous              0.00              0.00        0.00%
2nd Previous              0.00              0.00        0.00%


NET LOSS RATE

                                                                                 DEFAULTED
                                                 LIQUIDATION       AVERAGE       NET LOSS
   PERIOD                             BALANCE      PROCEEDS      POOL BALANCE  (ANNUALIZED)
   ------                             -------      --------      ------------  ------------
Current                              26,609.22      380.92      270,737,218.42    0.12%
1st Previous                              0.00        0.00                0.00    0.00%
2nd Previous                              0.00        0.00                0.00    0.00%

Gross Cumulative Charge Offs         26,609.22                   Net Cumulative Loss Percentage

Gross Liquidation Proceeds              380.92                                    0.01%
Number of Repossessions                      1
Number of Inventoried Autos EOM              0

EXCESS YIELD TRIGGER
                                                   EXCESS YIELD
                   EXCESS      END OF PERIOD        PERCENTAGE
   PERIOD          YIELD       POOL BALANCE        (ANNUALIZED)
   ------          -----       ------------        ------------
Current          611,309.44   265,560,842.66             2.76%
1st Previous           0.00             0.00             0.00%
2nd Previous           0.00             0.00             0.00%

                                               CURRENT
                                                LEVEL      TRIGGER     STATUS
                                                -----      -------     ------
Six Month Average Excess Yield                   N/A        1.50%        N/A

Trigger Hit in Current or any Previous Month                             NO






DATE: 12/4/98                                    /s/ Nancy Meltabarger
                                                 ---------------------
                                                 NANCY MELTABARGER
                                                 FINANCE OFFICER